UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2002

ZAMBA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	41-1636021
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

0-22718
(Commission File No.)

3033 Excelsior Blvd, Suite 200, Minneapolis, Minnesota 55416
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 832-9800

ITEM 5.         OTHER EVENTS.

On November 5, 2002, we announced the closing of a loan agreement with Entrx Corporation (“Entrx”), under which Entrx will lend us up to $2,500,000.00 in three separate advances.  The loan agreement, the promissory note, and the escrow and pledge security agreement entered into in connection with the loan are attached as exhibits to this Current Report on Form 8-K.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements

None.

(b) Pro forma Financial Statements

None.

(c) Exhibits

Exhibit No.	Document
10.01	Loan Agreement dated as of November 4, 2002, between Zamba Corporation and Entrx Corporation
10.02	Escrow and Pledge Security Agreement dated November 4, 2002, between Zamba Corporation and Entrx Corporation
10.03	Zamba Corporation Secured Convertible Promissory Note dated November 4, 2002
99.01	Press Release announcing Loan Agreement between Zamba Corporation and Entrx Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAMBA CORPORATION

	By:	/s/ Ian L. Nemerov
Ian L. Nemerov
Secretary and General Counsel

Dated: November 5, 2002

EXHIBIT INDEX

Exhibit No.	Document
10.01	Loan Agreement dated as of November 4, 2002, between Zamba Corporation and Entrx Corporation
10.02	Escrow and Pledge Security Agreement dated November 4, 2002, between Zamba Corporation and Entrx Corporation
10.03	Zamba Corporation Secured Convertible Promissory Note dated November 4, 2002
99.01	Press Release announcing Loan Agreement between Zamba Corporation and Entrx Corporation